Exhibit 10.(a)

ELEVENTH AMENDMENT TO THE

FIRST AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP OF

SAUL HOLDINGS LIMITED PARTNERSHIP

THIS ELEVENTH AMENDMENT TO THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF SAUL HOLDINGS LIMITED PARTNERSHIP (this “Eleventh Amendment”), dated as of September 23, 2011, is entered into by the undersigned parties.

W I T N E S S E T H:

WHEREAS, Saul Holdings Limited Partnership (the “Partnership”) was formed as a Maryland limited partnership pursuant to that certain Certificate of Limited Partnership dated June 16, 1993 and filed on June 16, 1993 among the partnership records of the Maryland State Department of Assessments and Taxation, and that certain Agreement of Limited Partnership dated June 16, 1993 (the “Original Agreement”);

WHEREAS, the Original Agreement was amended and restated in its entirety by that certain First Amended and Restated Agreement of Limited Partnership of the Partnership dated August 26, 1993, which was further amended by that certain First Amendment dated August 26, 1993, by that certain Second Amendment dated March 31, 1994, by that certain Third Amendment dated July 21, 1994, by that certain Fourth Amendment dated December 1, 1996, by that certain Fifth Amendment dated July 6, 2000, by that certain Sixth Amendment dated November 5, 2003, by that certain Seventh Amendment dated November 26, 2003 , by that certain Eighth Amendment dated December 31, 2007, by that certain Ninth Amendment dated March 27, 2008 and by that Tenth Amendment dated April 4, 2008 (as amended, the “Agreement”);

WHEREAS, pursuant to that certain agreement, dated August 9, 2011 (the “Purchase Agreement”), among the Company, Saul Centers Inc. (“Saul Centers”) and B.F. Saul Real Estate Investment Trust (“Saul Trust”), the Company agreed to sell a number of units of limited partnership interests in the Company (“Units”) to Saul Trust, or an affiliate thereof;

WHEREAS, Saul Trust, by an agreement, dated September 23, 2011 (the “Assignment Agreement”) and in accordance with the terms of the Purchase Agreement, assigned its right to acquire 1,497,814 Units to SHLP Unit Acquisition Corp., a wholly owned subsidiary of Saul Trust;

WHEREAS, the undersigned parties, constituting all of the Partners of the Partnership, desire to amend the Agreement to give effect to the Purchase Agreement, the Assignment Agreement and the transactions contemplated thereunder.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the undersigned parties, intending legally to be bound, hereby agree as follows:

Exhibit 10.(a)

1.	The Exhibit A attached to the Agreement is hereby deleted in its entirety and replaced by the Exhibit A attached hereto.

2.	The Section 8.6.A is hereby amended by inserting “; provided, however, that with respect to those 1,497,814 Partnership Units issued to and in the name of SHLP Acquisition Corp., a Maryland corporation and wholly owned subsidiary of Saul Trust, pursuant to that certain purchase agreement, dated August 9, 2011, among the Partnership, Saul Centers, Inc. and Saul Trust, and that certain assignment agreement, dated September 23, 2011, between Saul Trust and SHLP Acquisition Corp., any Limited Partner that is a member of the Saul Organization shall not have any such Conversion Right until such time as Saul Centers, Inc. receives the shareholder approval as is or may be required to authorize such Conversion Rights” immediately before the punctuation mark at the end of the first sentence.

3.	Except as the context may otherwise require, any terms used in this Eleventh Amendment that are defined in the Agreement shall have the same meaning for purposes of this Eleventh Amendment as in the Agreement.

4.	Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Agreement shall remain and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.

5.	This Eleventh Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Eleventh Amendment immediately upon affixing its signature hereto.

[Signature Page Follows]

Exhibit 10.(a)

IN WITNESS WHEREOF, the undersigned parties have executed this Eighth Amendment as of the date first written above.

GENERAL PARTNER
SAUL CENTERS, INC., a Maryland corporation

By:	/s/ B. Francis Saul III
Name: B. Francis Saul III
Title: President

LIMITED PARTNERS

B.F. SAUL REAL ESTATE INVESTMENT TRUST, a Maryland unincorporated business trust

By:	/s/ B. Francis Saul III
Name: B. Francis Saul III
Title: Senior Vice President

Attest:	/s/ Elizabeth Cook
Name: Elizabeth Cook
Title: Assistant Secretary

WESTMINSTER INVESTING CORPORATION, a New York corporation

By:	/s/ B. Francis Saul III
Name: B. Francis Saul III
Title: Senior Vice President

VAN NESS SQUARE CORPORATION, a Maryland corporation

By:	/s/ B. Francis Saul III
Name: B. Francis Saul III
Title: President

Exhibit 10.(a)

DEARBORN, LLC, A Delaware corporation

By:	/s/ B. Francis Saul III
Name: B. Francis Saul III
Title: President

B.F. SAUL PROPERTY COMPANY (f/k/a Franklin Property Company), a Maryland corporation

By:	/s/ B. Francis Saul III
Name: B. Francis Saul III
Title: President

AVENEL EXECUTIVE PARK PHASE II, L.L.C. a Maryland corporation

By:	/s/ B. Francis Saul III
Name: B. Francis Saul III
Title: President

Exhibit 10.(a)

Saul Holdings Limited Partnership

EXHIBIT A

Ownership of Saul Holdings Limited Partnership		Ownership as of : 09/23/2011
		Common Stock/Units			Series A Preferred Stock		Series B Preferred Stock		Total Value
		%	#	$ Value	#	$ Value	#	$ Value	%	$ Value
Saul Centers, Inc.	General Partner	73.44%	19,121,915	$616,299,320	40,000	$105,280,000	31,731	$85,229,869	78.36%	$806,809,189

B F Saul Real Estate Investment Trust	Limited Partner	9.80%	2,550,866	82,214,411					7.98%	82,214,411
Dearborn, LLC	Limited Partner	6.97%	1,815,922	58,527,166					5.68%	58,527,166
Avenel Executive Park Phase II, LLC	Limited Partner	0.04%	10,967	353,466					0.03%	353,466
SHLP Unit Acquisition Corp	Limited Partner	5.75%	1,497,814	48,274,545					4.69%	48,274,545
B. F. Saul Property Company	Limited Partner	0.86%	224,496	7,235,506					0.70%	7,235,506
Westminster Investing Corporation	Limited Partner	0.92%	240,053	7,736,908					0.75%	7,736,908
Van Ness Square Corporation	Limited Partner	2.21%	574,111	18,503,598					1.80%	18,503,598

Partnership Unit Totals		26.56%	6,914,229	222,845,601	0	0	0	0	21.64%	222,845,601

Totals		100.00%	26,036,144	$839,144,921	40,000	$105,280,000	31,731	$85,229,869	100.00%	$1,029,654,790

Saul Centers, Inc. closing share price at September 23, 2011

Common stock	$ 32.23

Series A Preferred stock	$ 26.32
(depositary share)

Series B Preferred stock	$ 26.86
(depositary share)